UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2011
SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12139 (Commission File Number)	65-0654331 (IRS Employer Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey (Address of Principal Executive Offices)	07407 (Zip Code)
Registrant’s telephone number, including area code: 201-791-7600
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On November 3, 2011, Sealed Air Corporation issued a press release announcing its new business unit structure, certain leadership changes and updated information regarding synergies.
A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Sealed Air Corporation, dated November 3, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION
By:	/s/ H. Katherine White
	Name:	H. Katherine White
	Title:	Vice President

Dated: November 4, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Sealed Air Corporation, dated November 3, 2011.